When recorded, return to:

Joe T. Hyde, Esq.
Winstead Sechrest & Minick P.C.
5400 Renaissance Tower
1201 Elm Street
Dallas, Texas  75270


                          SECOND MODIFICATION AGREEMENT
                                (Cherokee County)

         This SECOND MODIFICATION AGREEMENT ("Agreement") is made as of the 9th day of April, 2001, by and between COMERICA BANK-TEXAS ("Lender"), a state banking association, and ZIMMERMAN SIGN COMPANY ("Borrower"), a Texas corporation.

                              W I T N E S S E T H :

         WHEREAS, Lender made a loan to Borrower on July 31, 1991, in the maximum principal amount of $9,661,574.00 which, pursuant to that certain Modification Agreement dated as of September 30, 1998, between lender and Borrower (the "First Modification"), and certain other documents and instruments, several separate notes were executed and delivered by Borrower and made payable to Lender, in an aggregate amount of up to $23,500,000.00; and

         WHEREAS, the Borrower executed and delivered that certain Deed of Trust (as the same may have been heretofore amended, the "Deed of Trust") dated October 31, 1996 to Gary W. Orr, as trustee (the "Trustee"), for the benefit of the Lender, recorded in Volume 1322, Page 1, of the Deed of Trust Records of Cherokee County, Texas, covering the real property described in Exhibit "A" attached hereto and incorporated herein for all purposes, together with all improvements, appurtenances, other properties (whether real or personal), rights and interests described in and encumbered by the Deed of Trust (the "Property"), to secure the payment of the notes described therein and performance by Borrower of the other obligations set forth in the Loan Documents (as herein defined); and

         WHEREAS, the Deed of Trust contemplates that other and future debts or obligations of Borrower to Lender, whensoever or howsoever incurred and of whatever nature, would be secured by the Deed of Trust; and


         WHEREAS, the Lender and Borrower now propose to modify certain of the terms and provisions of the Loan Agreement (as defined in the Deed of Trust), the existing notes, the Deed of Trust and the other related documents executed by Borrower or third parties pertaining to, evidencing or securing the loans to be made pursuant thereto (collectively, the "Loans") (collectively, the "Loan Documents").

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

         1. The Loans. As contemplated by the Loan Documents as modified, the aggregate maximum principal amount of the Loans is TWENTY THREE MILLION AND NO/100 DOLLARS ($23,000,000.00), although this recital does not mean that Borrower is entitled to borrow the preceding maximum aggregate principal amount. The Loans are evidenced by those separate variable rate notes described in (i),
(ii), (iii) and (iv) of Paragraph 2 next following this paragraph (collectively, the "Notes"), and in some cases, the current outstanding unpaid principal balance of each Note may be less than the described face amount thereof. Currently, the aggregate unpaid principal balance of all Notes is less than TWENTY THREE MILLION AND NO/100 DOLLARS ($23,000,000.00).

         2. Promissory Notes. Borrower has executed and delivered to Lender (i) that certain Third Restated Revolving Credit Note ("Renewal Revolving Note") in the principal amount of SEVENTEEN MILLION AND NO/100 DOLLARS ($17,000,000.00)
(ii) that certain Term Note A (herein so called) in the original principal amount of TWO MILLION AND NO/100 DOLLARS ($2,000,000.00), (iii) one or more notes, each being a Term Note B (herein so called), which in the


SECOND MODIFICATION AGREEMENT (Cherokee County) - Page 1

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aggregate at any time as to the total unpaid principal amount of all Term Note B notes, do not exceed ONE MILLION AND NO/100 DOLLARS ($1,000,000.00) and (iv)
Term Note C (herein so called) in the original principal amount of THREE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($3,500,000.00) (Term Note A and Term Note C, in part as to Term Note C, represent portions of the existing unpaid balance of that certain $6,000,000 Term Note referenced in the First Modification). The Notes shall be in renewal and restatement of the terms and provisions governing the repayment of the original indebtedness to which they relate. Term Note A, each note constituting a Term Note B note, and Term Note C do not entitle Borrower to any additional advances, and are each permanently reduced by the amount of any principal payments thereunder. Notwithstanding such renewal and restatement, Borrower acknowledges that the original indebtedness shall be renewed by and continued in full force and effect (and shall not be extinguished) in accordance with the terms and conditions of the Notes, and all of the Notes shall be secured by the liens and security interests of the Loan Documents as modified herein.

         3. Title Insurance. Contemporaneously with the execution and delivery hereof, the Borrower, at Borrower's sole expense, shall cause Southwestern Abstract Company to issue to Lender a standard Texas form Mortgagee Policy of Title Insurance, insuring the dignity and priority of the lien of the Deed of Trust and Assignment, as modified by the terms and provisions hereof, and subject only to such exceptions as may have been approved in writing by Lender at the time of execution hereof.

         4. Acknowledgment by Borrower. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Borrower or any third party to Lender, as evidenced by the Loan Documents. Borrower hereby acknowledges, agrees and represents that (i) Borrower is indebted to Lender pursuant to the terms of the notes herein described; (ii) the liens, security interests and assignments created and evidenced by the Loan Documents are, respectively, valid and subsisting liens, security interests and assignments of the respective dignity and priority recited in the Loan Documents; (iii) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Loan Documents, and the other obligations created or evidenced by the Loan Documents;
(iv) Borrower has no claims, offsets, defenses or counterclaims arising from any of Lender's acts or omissions with respect to the Property, the Loan Documents or Lender's performance under the Loan Documents or with respect to the Property; (v) giving effect to the Second Amendment to the Second Amended and Restated Revolving Credit and Term Loan Agreement, dated on or about the date hereof, between Borrower and Lender (the "Current Amendment"), the representations and warranties contained in the Loan Documents are true and correct representations and warranties in all material respects of Borrower and third parties, as of the date hereof, and Borrower is not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Borrower of Borrower's obligations under the terms and provisions of the Loan Documents. To the extent Borrower now has any claims, offsets, defenses or counterclaims against Lender or the repayment of all or a portion of the Loan, whether known or unknown, fixed or contingent, same are hereby forever irrevocably waived and released in their entirety.

         5. Amendment to Deed of Trust. Effective as of the date hereof, all references to "Notes" in the Deed of Trust shall be references to the Notes as defined herein, and any and all renewals, modifications, rearrangements, reinstatements, enlargements, or extensions of the Notes or of any promissory note or notes given in renewal, substitution or replacement therefor. Any stated maturity of the Notes contained in the Deed of Trust is hereby amended so that the maturity of the Renewal Revolving Note is July 1, 2002, and each of the other Notes is subject to coterminous maturity with the Renewal Revolving Note.

         6. No Waiver of Remedies. Except as may be expressly set forth herein, nothing contained in this Agreement shall prejudice, act as, or be deemed to be a waiver of any right or remedy available to Lender by reason of the occurrence or existence of any fact, circumstance or event constituting a default under the Notes as renewed, increased and extended by the Renewal Notes or the other Loan Documents.

         7. Notices. All notices or other communications required or permitted to be given pursuant to the Loan Documents or hereto (except for notice of a foreclosure sale which shall be given in the manner specifically set forth in the Deed of Trust or by applicable law) shall be in writing and shall be deemed served and given at the time of (i) deposit in a depository receptacle


SECOND MODIFICATION AGREEMENT (Cherokee County) - Page 2

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under the care and custody of the United States Postal Service, properly addressed to the designated address of the addressee as set forth below, postage prepaid, registered or certified mail with return receipt requested, (ii) delivery to the designated address of the addressee set forth below by a third party commercial delivery service or (iii) receipt at the facsimile or telex receiving facility of the addressee if transmitted by facsimile or telex transmission. Notice given in any other manner shall be effective only if and when received by the addressee. For purposes of notices, the addresses of the parties shall be as follows:

         Lender:              Comerica Bank-Texas
                              1601 Elm Street
                              Dallas, Texas 75201
                              Attn: Deborah Purvin

         Borrower:            Zimmerman Sign Company
                              9846 Highway 31 East
                              Tyler, Texas 75705
                              Attn: Jeffrey Johnson

Either party shall have the right to change its address for notice hereunder and under the other Loan Documents to any other location within the continental United States by notice to the other party of such new address at least (30) days prior to the effective date of such new address.

         8. Costs and Expenses. Contemporaneously with the execution and delivery hereof, Borrower shall pay, or cause to be paid, all reasonable costs and expenses incident to the preparation, execution and recordation hereof and the consummation of the transaction contemplated hereby, including, but not limited to, recording fees, title insurance policy or endorsement premiums or other charges of the Title Company, and reasonable fees and expenses of legal counsel to Lender.

         9. Additional Documentation. From time to time, Borrower shall execute or procure and deliver to Lender such other and further documents and instruments evidencing, securing or pertaining to the Loan or the Loan Documents as shall be reasonably requested by Lender so as to evidence or effect the terms and provisions hereof. Upon Lender's request, Borrower shall cause to be delivered to Lender an opinion of counsel, satisfactory to Lender as to form, substance and rendering attorney, opining to (i) the validity and enforceability of this Agreement and the terms and provisions hereof, and any other agreement executed in connection with the transaction contemplated hereby, (ii) the authority of Borrower, and any constituents of Borrower, to execute, deliver and perform its or their respective obligations under the Loan Documents, as hereby modified, and (iii) such other matters as reasonably requested by Lender.

         10. Effectiveness of the Loan Documents. Except as expressly modified by the terms and provisions hereof, and giving effect to the Current Amendment and the other Loan Documents modified in connection therewith, each of the terms and provisions of the Loan Documents are hereby ratified and shall remain in full force and effect; provided, however, that any reference in any of the Loan Documents to the Loan, the amount constituting the Loan, any defined terms, or to any of the other Loan Documents shall be deemed, from and after the date hereof, to refer to the Loan, the amount constituting the Loan, defined terms and to such other Loan Documents, as modified hereby.

         11. Governing Law. THE TERMS AND PROVISIONS HEREOF SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN.

         12. Time. Time is of the essence in the performance of the covenants contained herein and in the Loan Documents.

         13. Binding Agreement. This Agreement shall be binding upon the successors and assigns of the parties hereto; provided, however, the foregoing shall not be deemed or construed to (i) permit, sanction, authorize or condone the assignment of all or any part of the Property or any of Borrower's rights, titles or interests in and to the Property, except as expressly authorized in the Loan Documents, or (ii) confer any right, title, benefit, cause of action or remedy upon any person or entity not a party hereto, which such party would not or did not otherwise possess.



SECOND MODIFICATION AGREEMENT (Cherokee County) - Page 3

         14. Headings. The section headings hereof are inserted for convenience of reference only and shall in no way alter, amend, define or be used in the construction or interpretation of the text of such section.

         15. Construction. Whenever the context hereof so requires, reference to the singular shall include the plural and likewise, the plural shall include the singular; words denoting gender shall be construed to mean the masculine, feminine or neuter, as appropriate; and specific enumeration shall not exclude the general, but shall be construed as cumulative of the general recitation.

         16. Severability. If any clause or provision of this Agreement is or should ever be held to be illegal, invalid or unenforceable under any present or future law applicable to the terms hereof, then and in that event, it is the intention of the parties hereto that the remainder of this Agreement shall not be affected thereby, and that in lieu of each such clause or provision of this Agreement that is illegal, invalid or unenforceable, such clause or provision shall be judicially construed and interpreted to be as similar in substance and content to such illegal, invalid or unenforceable clause or provision, as the context thereof would reasonably suggest, so as to thereafter be legal, valid and enforceable.

         17. Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature and acknowledgment of, or on behalf of, each party, or that the signature and acknowledgment of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures and acknowledgment of, or on behalf of, each of the parties hereto. Any signature and acknowledgment page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures and acknowledgments thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature and acknowledgment pages.

         18.      ENTIRE AGREEMENT.  THIS AGREEMENT AND THE OTHER DOCUMENTS,
IF ANY, HEREIN REQUIRED TO BE EXECUTED REPRESENT THE FINAL AGREEMENT OR AGREEMENTS BETWEEN THE PARTIES AS TO THE SUBJECT MATTER HEREOF AND THEREOF, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THIS INSTRUMENT MAY BE AMENDED ONLY BY AN INSTRUMENT IN WRITING EXECUTED BY THE PARTIES HERETO.

         EXECUTED as of the date first above written.

LENDER:

COMERICA BANK-TEXAS,
a state banking association


By: /s/ Deborah T. Purvin
Name:   Deborah T. Purvin
Title:  Vice President

BORROWER:

ZIMMERMAN SIGN COMPANY,
a Texas corporation


By:    /s/ Jeffrey P. Johnson
   -----------------------------------------------------------
Name:   Jeffrey P. Johnson
Title:    Vice President, Chief Financial Officer
           and Secretary



SECOND MODIFICATION AGREEMENT (Cherokee County) - Page 4

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                         EXHIBIT "A"

                           The Land




SECOND MODIFICATION AGREEMENT (Cherokee County) - Page 5